COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
10.   COMMITMENTS AND CONTINGENCIES

The General Manager procures insurance on the legal liability risks for the Company's shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of June 30, 2013, the Company was committed to make newbuilding installments of $87.0 million with expected payments of $2.6 million in 2014 and $84.4 million in 2015.

The Company has claims for unpaid charter hire owed by (i) Hong Xiang with respect to its time charter of the Golden Zhejiang, and (ii) Titan Petrochemicals Limited with respect to its bareboat charters of the Titan Venus and Mayfair. The Company is also seeking recovery of damages for the remaining periods of these charter contracts. The aggregate amount of these claims is approximately $54 million. The Company is unable to predict the outcome of these cases at this time.

Except as described above, to the best of the Company's knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on the Company's financial position or profitability and no such proceedings are pending or known to be contemplated.